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                                                                    EXHIBIT 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT

       Timothy P. Walbridge and Beth Sanders hereby certify as follows:

       1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of 1st Centennial Bancorp.

       2. The Form 10-KSB of 1st Centennial Bancorp for the Year Ended December 31, 2002 complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of 1st Centennial Bancorp.


                                           /s/ Timothy P. Walbridge
                                           -------------------------------------
                                           Timothy P. Walbridge, Chief Executive
                                           Officer

                                           /s/ Beth Sanders
                                           -------------------------------------
                                           Beth Sanders, Chief Financial Officer